When recorded return to:
_____________________________________________________________________________

Amendment No. 4

Dated as of April 1, 2021

FACILITY LEASE (Unit 2)
Dated as of December 15, 1986,
as heretofore amended,

between

U.S. BANK NATIONAL ASSOCIATION
(successor to State Street Bank and Trust Company, as successor to
The First National Bank of Boston), not in its individual capacity, but solely as Owner Trustee under a Trust Agreement dated as of December 15, 1986, with ACCESS ENERGY INVESTORS III LLC (assignee of PV2-APS 150 Corporation, assignee of Chase Manhattan Realty Leasing Corporation),
Lessor

and

ARIZONA PUBLIC SERVICE COMPANY,
Lessee

A 3.3758701% UNDIVIDED INTEREST IN
PALO VERDE NUCLEAR GENERATING STATION UNIT 2
AND A 1.1252900% UNDIVIDED INTEREST IN
CERTAIN COMMON FACILITIES

_____________________________________________________________________________

Original Facility Lease recorded December 19, 1986, as Instrument No. 86-703291; Amendment No. 1 thereto recorded August 14, 1987, as Instrument No. 87-514747; Amendment No. 2 thereto recorded March 22, 1993, as Instrument No. 93-165878; and Amendment No. 3 thereto recorded July 11, 2014, as Instrument No. 20140454939; all in the Maricopa County, Arizona Recorder’s Office.

    AMENDMENT NO. 4, dated as of April 1, 2021 (this “Amendment No. 4”) to the Facility Lease dated as of December 15, 1986, as previously amended, between U.S. BANK NATIONAL ASSOCIATION (successor to State Street Bank and Trust Company, as successor to The First National Bank of Boston), not in its individual capacity, but solely as Owner Trustee under a Trust Agreement dated as of December 15, 1986, with ACCESS ENERGY INVESTORS III LLC (assignee of PV2-APS 150 Corporation, assignee of Chase Manhattan Realty Leasing Corporation) (the “Lessor”), and ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation (the “Lessee”).

RECITALS

A.    The Lessee and the Lessor are parties to a Facility Lease dated as of December 15, 1986, as previously amended (the “Facility Lease”), providing for the lease by the Lessee of the Undivided Interest and the Real Property Interest (capitalized terms used in this Amendment No. 4 and not otherwise defined herein have the meanings ascribed thereto in Appendix A to the Facility Lease).

B.    On or about July 10, 2014, the Lessee and the Lessor entered into Amendment No. 3 to the Facility Lease in connection with the Lessee’s exercise of its right to renew the Facility Lease for a Fixed Rate Renewal Term ending December 31, 2023.

C.    The parties now desire to further amend the Facility Lease to extend the Fixed Rate Renewal Term through December 31, 2033, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Acknowledgement; Amendments.

    1.1    Pursuant to Amendment No. 3 of the Facility Lease, the parties acknowledged that the Lessee had irrevocably elected to exercise its rights to renew the Facility Lease for the Fixed Rate Renewal Term, and pursuant to such Amendment the “Maximum Option Period” was amended to mean the period through December 31, 2023. The parties now wish to further extend the term of the Fixed Rate Renewal Term, and to that end hereby amend and restate in its entirety the definition of “Maximum Option Period” in Appendix A to the Facility Lease as follows:

“Maximum Option Period” shall mean the period ending at midnight on December 31, 2033.”

1.2    Sections 3(a)(i) through (iii) of the Facility Lease are hereby deleted.

    1.3    Section 3(a)(iv) of the Facility Lease is hereby amended and restated in its entirety as follows:

(iv) on June 30, 2021, and on each Basic Rent Payment date thereafter, to and including December 31, 2033, an amount equal to$2,679,400.”

    1.4    Amendment No. 3 to the Facility Lease introduced to the Facility Lease a new “Schedule 4—Fixed Rate Renewal Term Casualty Values”, and a new “Schedule 5—Fixed Rate Renewal Term Special Casualty Values.” Both such Schedules are hereby deleted, and such Schedules are hereby amended and restated in their entirety with the Schedule 4—Fixed Rate Renewal Term Casualty Values and Schedule 5—Fixed Rate Renewal Term Special Casualty Values that are attached to and made a part of this Amendment No. 4 (sometimes referred to herein as “Restated Schedule 4” and “Restated Schedule 5,” respectively).

1.5     Subparagraphs (ii) and (iii) of the definition of “Casualty Value” in Appendix A to the Facility Lease are hereby amended and restated in their entirety as follows:

“(ii) during the Fixed Rate Renewal Term, the percentage of Facility Cost set forth opposite such date in Schedule 4—Fixed Rate Renewal Term Casualty Values to the Facility Lease attached hereto; and

(iii) during the Fair Market Renewal Term, shall mean the unamortized portion, as of such Basic Rent Payment Date, of the Fair Market Sales Value of the Undivided Interest, determined by the straight-line amortization of such Fair Market Sales Value at the commencement of the Fair Market Value Renewal Term over the period from such commencement date through the then remaining term of the License, determined pursuant to the Appraisal Procedure, all as set forth in a schedule to be prepared prior to the commencement of such Renewal Term.

1.6    Subparagraphs (ii) and (iii) of the definition of “Special Casualty Value” in Appendix A to the Facility Lease are hereby amended and restated in their entirety as follows:

(ii) during the Fixed Rate Renewal Term, the percentage of Facility Cost set forth opposite such date in Schedule 5—Fixed Rate Renewal Term Casualty/Special Casualty Values to the Facility Lease attached hereto; and

(iii) during the Fair Market Renewal Term, the amount equal to:

(A)the present value (declining in semi-annual steps over such Renewal Term and discounted at a rate of 10%) of the remaining Basic Rent payable from time to time in respect of the Undivided Interest for such Renewal Term, plus

(B)the present value of the anticipated Fair Market Sales Value of the Undivided Interest as of the last day of such Renewal Term (increasing in semi-annual steps over such Renewal Term and discounted at a rate of 10%), all as set forth in a schedule to be prepared prior to the commencement of such Renewal Term.

    1.7     The Lessee and the Lessor acknowledge and agree that the calculation of the Casualty Values set forth in Restated Schedule 4 attached hereto and the Special Casualty Values set forth in Restated Schedule 5 attached hereto for the Fixed Rate Renewal Term were separately negotiated by the parties as a liquidated amount calculated to reimburse the Lessor for the loss of the Undivided Interest and the Real Property Interest due to the occurrence of an Event of Loss or Deemed Loss Event, as the case may be. The parties further acknowledge and agree that such Casualty Values and Special Casualty Values are not intended to be indicative of any current or future Fair Market Sales Value and shall not be taken into account in determining the Fair Market Sales Value if the Lessee exercises its purchase option pursuant to Section 13(c) of the Facility Lease at the end of the Fixed Rate Renewal Term (as extended by this Amendment No. 4) or the Fair Market Renewal Term.

    1.8    The Lessee and the Lessor further acknowledge and agree that the amounts set forth in Restated Schedule 4 and Restated Schedule 5 have been agreed to by the parties with each party utilizing certain assumptions ad projections (which may or may not be assumptions and projections used in common by the other party) concerning the Fair Market Sales Value of the Undivided Interest as of the date of this Amendment No. 4. The parties intend that such assumptions and projections shall not be used for any purpose (including, but without limitation, establishing a Fair Market Sales Value for the Undivided Interest or a Fair Market Sales Value of any property or service, or supporting or rebutting any calculation, determination or position concerning any Fair Market Sale Value, at any time, whether for purposes of option exercise, exercise of remedies, post-lease term operation and support or any other matter or circumstance) other than the specific purposes for which provision is made by this Amendment No. 4.

SECTION 2. Miscellaneous.

    2.1    Counterpart Execution. This Amendment No. 4 may be executed in any number of counterparts and by each of the parties hereto on separate counterparts; all such counterparts shall together constitute one and the same instrument.

    2.2    Governing Law. This Amendment No. 4 shall be governed by, and be construed in accordance with, the laws of the State of New York, except to the extent that pursuant to the law of the State of Arizona such law is mandatorily applicable hereto.

    2.3    Concerning USBNA. U.S. Bank National Association (“USBNA”) is entering into this Amendment No. 4 solely as successor Owner Trustee under the Trust Agreement and not in its individual capacity. Anything herein or in the Facility Lease to the contrary notwithstanding, all and each of the representations, warranties, undertakings and agreements herein or in the Facility Lease made on the part of the Owner Trustee are made and intended not as personal representations, warranties, undertakings and agreements by, or for the purpose, or with the intention of binding USBNA personally, but are made and intended for the purpose of binding only the Trust Estate. This Amendment No. 4 is executed and delivered by the Owner Trustee solely in the exercise of its powers expressly conferred upon it as trustee under the Trust Agreement; and no personal liability or responsibility is assumed hereunder by, or shall at any time be enforceable against, USBNA or any successor in trust or the Owner Participant on account of any representation, warranty, undertaking or agreement of the Owner Trustee hereunder or under the Facility Lease, either express or implied; all such personal liability, if any, being expressly waived by the Lessee, except that the Lessee or any Person claiming by, through or under it, making claim hereunder or under the Facility Lease, may look to the Trust Estate for satisfaction of the same, and the Owner Trustee or its successor in trust, as applicable, shall be personally liable for its own gross negligence or willful misconduct. If a further successor trustee is appointed in accordance with the terms of the Trust Agreement, such successor owner trustee shall, without further act, succeed to all of the rights, duties, immunities and obligations of the Owner Trustee hereunder, and the predecessor owner trustee shall be released from all further duties and obligations hereunder and under the Facility Lease.

    2.4    Disclosure. Pursuant to Arizona Revised Statutes Section 33-404, the beneficiary of the Trust is Agreement is Access Energy Investors III LLC, a Delaware limited liability company, the address of which is Access Energy Investors III LLC, c/o Access Leasing Corporation, 220 Juana Avenue, San Leandro, CA 94577, Attention: Charles R.F. Kremer, President. A copy of the Trust Agreement is available for inspection at the offices of the Owner Trustee at U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110, Attention: David J. Ganss and Harry McKinley.

    IN WINTESS WHEREOF, each of the parties has caused this Amendment No. 4 to Facility Lease to be duly executed by an officer thereunto duly authorized.

[Signature pages follow]

Signature page for Amendment No. 4 to Facility Lease (Lessor)

U.S. BANK NATIONAL ASSOCIATION (successor to State Street Bank and Trust Company, as successor to The First National Bank of Boston), not in its individual capacity, but solely as Owner Trustee under a Trust Agreement dated as of December 15, 1986, with Access Energy Investors III LLC (assignee of PV2-APS 150 Corporation, assignee of Chase Manhattan Realty Leasing Corporation)

By: _/s/ David J. Ganss_______________________
Name: David J. Ganss
Title: Vice President

ACKNOWLEDGMENT

COMMONWEALTH OF MASSACHUSETTS)
                     ) SS.
COUNTY OF Bristol             )

    On this 1st day of April, 2021, before me, the undersigned notary public, personally appeared _David J. Ganss___________________ as __Vice President_______________ of U.S. Bank National Association, provide to me through satisfactory evidence, which was License______________________, to be the person whose name is signed on the attached document and acknowledged to me that he signed it voluntarily for its stated purpose.

Signature of Notary: __/s/ Ghulam Ahmed__________            Notary Public

My Commission Expires: ___12/2/27________        Commonwealth of Massachusetts

Signature page for Amendment No. 4 to Facility Lease (Lessee)

ARIZONA PUBLIC SERVICE COMPANY

By: __/s/ James R. Hatfield___________________
Name: James R. Hatfield
Title:     Executive Vice President and
    Chief Administrative Officer

ACKNOWLEDGMENT

STATE OF ARIZONA             )
                     ) SS.
COUNTY OF MARICOPA         )

    This instrument was acknowledged before me this 30th day of March, 2021, by James R. Hatfield , Executive Vice President and Chief Administrative Officer of Arizona Public Service Company, an Arizona corporation, on behalf of said corporation.

Signature of Notary: __/s/ Tisha Lincoln__________                Notary Public

My Commission Expires: ___11/2/22____________

SCHEDULE 4 – Fixed Rate Renewal Term Casualty Values as % of Facility Cost ($150,000,000.00)

	Amount in			Amount in
Rent Payment Date	Dollars ($)	% of Facility Cost	Rent Payment Date	Dollars ($)	% of Facility Cost
6/30/21	$ 60,000,000	40.00000%	12/30/27	$ 53,936,923	35.95795%
12/30/21	$ 59,631,361	39.75424%	6/30/28	$ 53,336,234	35.55749%
6/30/22	$ 59,248,613	39.49908%	12/30/28	$ 52,712,554	35.14170%
12/30/22	$ 58,851,217	39.23414%	6/30/29	$ 52,065,005	34.71000%
6/30/23	$ 58,438,611	38.95907%	12/30/29	$ 51,392,673	34.26178%
12/30/23	$ 58,010,213	38.67348%	6/30/30	$ 50,694,608	33.79641%
6/30/24	$ 57,565,420	38.37695%	12/30/30	$ 49,969,827	33.31322%
12/30/24	$ 57,103,603	38.06907%	6/30/31	$ 49,217,306	32.81154%
6/30/25	$ 56,624,111	37.74941%	12/30/31	$ 48,435,985	32.29066%
12/30/25	$ 56,126,267	37.41751%	6/30/32	$ 47,624,760	31.74984%
6/30/26	$ 55,609,370	37.07291%	12/30/32	$ 46,782,487	31.18832%
12/30/26	$ 55,072,690	36.71513%	6/30/33	$ 45,907,978	30.60532%
6/30/27	$ 54,515,470	36.34365%	12/30/33	$ 45,000,000	30.00000%

SCHEDULE 5 – Fixed Rate Renewal Term Special Casualty Values as % of Facility Cost ($150,000,000.00)

Rent Payment Date	Amount in Dollars ($)	% of Facility Cost	Rent Payment Date	Amount in Dollars ($)	% of Facility Cost
6/30/21	60,000,000	40.00000%	10/30/24	56,477,970	37.65198%
7/30/21	60,391,289	40.26086%	11/30/24	56,846,291	37.89753%
8/30/21	60,785,131	40.52342%	12/30/24	57,217,013	38.14468%
9/30/21	61,181,540	40.78769%	1/30/25	54,925,153	36.61677%
10/30/21	61,580,535	41.05369%	2/28/25	55,283,347	36.85556%
11/30/21	61,982,132	41.32142%	3/30/25	55,643,877	37.09592%
12/30/21	59,721,348	39.81423%	4/30/25	56,006,758	37.33784%
1/30/22	57,445,820	38.29721%	5/30/25	56,372,006	37.58134%
2/28/22	57,820,453	38.54697%	6/30/25	56,739,635	37.82642%
3/30/22	58,197,528	38.79835%	7/30/25	54,444,662	36.29644%
4/30/22	58,577,063	39.05138%	8/30/25	54,799,723	36.53315%
5/30/22	58,959,073	39.30605%	9/30/25	55,157,099	36.77140%
6/30/22	59,343,574	39.56238%	10/30/25	55,516,805	37.01120%
7/30/22	57,065,582	38.04372%	11/30/25	55,878,857	37.25257%
8/30/22	57,437,735	38.29182%	12/30/25	56,243,271	37.49551%
9/30/22	57,812,315	38.54154%	1/30/26	53,945,061	35.96337%
10/30/22	58,189,337	38.79289%	2/28/26	54,296,863	36.19791%
11/30/22	58,568,818	39.04588%	3/30/26	54,650,960	36.43397%
12/30/22	58,950,774	39.30052%	4/30/26	55,007,365	36.67158%
1/30/23	56,670,221	37.78015%	5/30/26	55,366,095	36.91073%
2/28/23	57,039,796	38.02653%	6/30/26	55,727,165	37.15144%
3/30/23	57,411,780	38.27452%	7/30/26	53,425,589	35.61706%
4/30/23	57,786,191	38.52413%	8/30/26	53,774,004	35.84934%
5/30/23	58,163,043	38.77536%	9/30/26	54,124,690	36.08313%
6/30/23	58,542,353	39.02824%	10/30/26	54,477,664	36.31844%
7/30/23	56,259,136	37.50609%	11/30/26	54,832,940	36.55529%
8/30/23	56,626,029	37.75069%	12/30/26	55,190,532	36.79369%
9/30/23	56,995,316	37.99688%	1/30/27	52,885,457	35.25697%
10/30/23	57,367,010	38.24467%	2/28/27	53,230,349	35.48690%
11/30/23	57,741,128	38.49409%	3/30/27	53,577,490	35.71833%
12/30/23	58,117,687	38.74512%	4/30/27	53,926,895	35.95126%
1/30/24	55,831,701	37.22113%	5/30/27	54,278,579	36.18572%
2/29/24	56,195,807	37.46387%	6/30/27	54,632,556	36.42170%
3/30/24	56,562,287	37.70819%	7/30/27	52,323,842	34.88256%
4/30/24	56,931,158	37.95411%	8/30/27	52,665,071	35.11005%
5/30/24	57,302,434	38.20162%	9/30/27	53,008,526	35.33902%
6/30/24	57,676,131	38.45075%	10/30/27	53,354,221	35.56948%
7/30/24	55,387,265	36.92484%	11/30/27	53,702,170	35.80145%
8/30/24	55,748,473	37.16565%	12/30/27	54,052,388	36.03493%
9/30/24	56,112,036	37.40802%	1/30/28	51,739,890	34.49326%

SCHEDULE 5 – Fixed Rate Renewal Term Special Casualty Values as % of Facility Cost ($150,000,000.00)

Rent Payment Date	Amount in Dollars ($)	% of Facility Cost	Rent Payment Date	Amount in Dollars ($)	% of Facility Cost
2/29/2028	52,077,311	34.71821%	2/28/2031	48,025,975	32.01732%
3/30/2028	52,416,933	34.94462%	3/30/2031	48,339,176	32.22612%
4/30/2028	52,758,770	35.17251%	4/30/2031	48,654,420	32.43628%
5/30/2028	53,102,836	35.40189%	5/30/2031	48,971,719	32.64781%
6/30/2028	53,449,145	35.63276%	6/30/2031	49,291,088	32.86073%
7/30/2028	51,132,713	34.08848%	7/30/2031	46,947,539	31.29836%
8/30/2028	51,466,175	34.31078%	8/30/2031	47,253,707	31.50247%
9/30/2028	51,801,811	34.53454%	9/30/2031	47,561,872	31.70791%
10/30/2028	52,139,636	34.75976%	10/30/2031	47,872,046	31.91470%
11/30/2028	52,479,664	34.98644%	11/30/2031	48,184,243	32.12283%
12/30/2028	52,821,910	35.21461%	12/30/2031	48,498,476	32.33232%
1/30/2029	50,501,387	33.66759%	1/30/2032	46,149,759	30.76651%
2/28/2029	50,830,732	33.88715%	2/29/2032	46,450,724	30.96715%
3/30/2029	51,162,224	34.10815%	3/30/2032	46,753,652	31.16910%
4/30/2029	51,495,878	34.33059%	4/30/2032	47,058,555	31.37237%
5/30/2029	51,831,708	34.55447%	5/30/2032	47,365,447	31.57696%
6/30/2029	52,169,728	34.77982%	6/30/2032	47,674,341	31.78289%
7/30/2029	49,844,952	33.22997%	7/30/2032	45,320,248	30.21350%
8/30/2029	50,170,016	33.44668%	8/30/2032	45,615,804	30.41054%
9/30/2029	50,497,199	33.66480%	9/30/2032	45,913,287	30.60886%
10/30/2029	50,826,516	33.88434%	10/30/2032	46,212,710	30.80847%
11/30/2029	51,157,981	34.10532%	11/30/2032	46,514,086	31.00939%
12/30/2029	51,491,607	34.32774%	12/30/2032	46,817,427	31.21162%
1/30/2030	49,162,409	32.77494%	1/30/2033	44,457,747	29.63850%
2/28/2030	49,483,021	32.98868%	2/28/2033	44,747,677	29.83178%
3/30/2030	49,805,724	33.20382%	3/30/2033	45,039,499	30.02633%
4/30/2030	50,130,532	33.42035%	4/30/2033	45,333,224	30.22215%
5/30/2030	50,457,458	33.63831%	5/30/2033	45,628,864	30.41924%
6/30/2030	50,786,516	33.85768%	6/30/2033	45,926,432	30.61762%
7/30/2030	48,452,719	32.30181%	7/30/2033	43,560,941	29.04063%
8/30/2030	48,768,703	32.51247%	8/30/2033	43,845,023	29.23002%
9/30/2030	49,086,748	32.72450%	9/30/2033	44,130,958	29.42064%
10/30/2030	49,406,867	32.93791%	10/30/2033	44,418,758	29.61251%
11/30/2030	49,729,073	33.15272%	11/30/2033	44,708,434	29.80562%
12/30/2030	50,053,381	33.36892%	12/30/2033	45,000,000	30.00000%
1/30/2031	47,714,804	31.80987%